UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002

                        Commission File Number 001-15977

                             Tiger Telematics, Inc.
             (Exact name of registrant as specified in its charter)

                Delaware                                      13-4051167
     (State or other jurisdiction of                         (IRS Employer
     Incorporation or organization)                      Identification Number)

        4190 Belfort Rd Suite 200                                32216
         Jacksonville, FL 32216
(Address of principal executive offices)                      (Zip Code)

                                 (904) 279-9240
              (Registrant's telephone number, including area code)





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Item 2.   Acquisition or Disposition of assets.

On August 9, 2002 the company sold the assets of its flooring segment operated by its wholly-owned subsidiary, Floor Decor LLC,. to M.I.N.I.M.E., INC., a privately held corporation whose principal officer is a former Director of the company. The company sold assets with a book value of $1,152,698 in exchange for the assumption of $1,243,135 of liabilities. The Company retained a security interest in the assets that reduces pro rata as the liabilities are paid by the acquirer.


Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Michael Jonas resigned as a Director and CEO on July 24, 2002. On August 20, 2002 Michael W. Carrender a director, EVP and CFO was named to the additional post of CEO. On August 9, 2002 Mathew Sailor resigned as a Director of the Company. On July 24, 2002, AJ Nassar and Ed Kenny resigned as Directors of the company.

(c)      Exhibits

(2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession.
2.3 Asset Purchase Agreement dated August 9, 2002 between Company and MINIME, Inc. and related Assignment and Assumption, Security Agreement, 2 Lease and Assignment and Assumption Agreements.

(99)     Other

         The Press Release dated August 20, 2002 is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIGER TELEMATICS, INC.


                                    September 10, 2002

/S/                                 Interim Chief Executive Officer & Chief
Michael W. Carrender                Financial Officer   (Principal Financial and
                                    Accounting Officer) for the Registrant and
                                    as CFO


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(99.2)

TIGER TELEMATICS, INC. ANNOUNCES SALE OF ITS FLOORING ASSET.

FORT LAUDERDALE, FL.--(BUSINESS WIRE)--August 20, 2002--Tiger Telematics Inc.,OTCBB:TIGR Tiger Telematics, Inc. announced today that it has completed the sale of the assets and liabilities of its flooring business segment that operated as Floor Decor.

Tiger Telematics, Inc. further announced that the company's CFO Michael W. Carrender has been appointed to the additional post of interim chief executive officer. This move will provide continuity while the company is completing a search for a new CEO who possesses the global experience and the relevant the criteria required by the restructured company that is now totally focused on telematics." Michael Jonas is no longer President and CEO.

Mr.Carrender indicated, "With the sale of the unprofitable flooring business, where the liabilities exceeded assets, the company is strategically positioned to complete its business plan of growth in the fast growing telematics industry. It removes a cash drain at the same time as Tiger is using working capital to launch products. The company recently added four key executives with expertise in wireless communications, wireless business contracts, engineering and telematics operations to strengthen the management of its business to business unit based in London."

About Tiger

Tiger Telematics, Inc., provides telematics products and services in Europe and in North America. Tiger's mission is to bridge the gap that exists between the telecommunications, computing and automotive industries by delivering a comprehensive telematics solution to the consumer, business and fleet markets. Tiger provides mobile telematics services that add value to subscribers by helping them safely connect to the wireless world.

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favorable terms; and those risks discussed in the Company's filings with the SEC.

Contact:  Mike Carrender        Tiger Telematics, Inc.           954-351-9833

          Geoff Mitchell        Tiger Telematics, Ltd.      011-44-20-7491-1444



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================================================================================


                            ASSET PURCHASE AGREEMENT


                                  By and Among


                                FLOOR DECOR, LLC,

                             TIGER TELEMATICS, INC.

                                       And

                               M.I.N.I.M.E., INC.



                              Dated August 9, 2002



================================================================================


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




                            ASSET PURCHASE AGREEMENT


This ASSET PURCHASE AGREEMENT (the "Agreement"), is made and entered into this 9th day of August, 2002, by and among FLOOR DECOR, LLC, a Delaware limited liability company ("Seller"), TIGER TELEMATICS, INC., a Delaware corporation ("Stockholder"), and M.I.N.I.M..E., INC., a Florida corporation ("Buyer").

                                   BACKGROUND:
Seller is engaged in the business of selling and installing floor covering products (the "Business"), operating from its facility located at 6001 Powerline Road, Ft. Lauderdale, Florida 33309 (the "Facility"). Buyer desires to purchase and Seller desires to sell, transfer and deliver to Buyer, substantially all of the assets and liabilities of Seller in exchange for cash consideration and assumption of certain liabilities, on the terms and conditions of this Agreement.
All capitalized (and as noted herein, uncapitalized) words or expressions used in this Agreement (including the Schedules and Exhibits annexed hereto) and not otherwise defined herein have the meanings specified in Exhibit A hereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined).
In consideration of the foregoing, the mutual representations, warranties and covenants set forth in this Agreement, and for the good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES

     1.1 Sale and Purchase of the Assets. Upon the terms and subject to the conditions contained in this Agreement, at the Closing, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase, acquire and accept, all of Seller's right, title and interest in and to, all of the assets of Seller that are used or useful in the Business and that are set forth on Schedule I attached hereto, and any and all contracts (the "Assumed Contracts") to which Seller is a party and that are set forth on Schedule I, including without limitation the leases pursuant to which Seller leases certain premises used in the Business, as more fully described on Schedule I (the "Real Property Leases") (collectively, the "Acquired Assets").

     1.2 Excluded Assets. The Acquired Assets shall exclude those assets that are used or useful in the Business and that are not set forth on Schedule I, including without limitation the assets set forth on Schedule II attached hereto.


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

     1.3 Assumed Liabilities. Buyer shall assume and discharge all of the liabilities of Seller set forth on Schedule III attached hereto, including without limitation accrued liabilities for Retained Employees and liabilities arising in respect of the Assumed Contracts (collectively, the "Assumed Liabilities").

         It is the intent of the parties that the value of the Assumed Liabilities, excluding all amounts owed to Joe Jillson under a promissory note in the principal amount of $250,000 which is included in the Assumed Liabilities (the "Jillson Debt"), not exceed the value of the Acquired Assets. The respective values of the Assumed Liabilities and the Acquired Assets as of the date of this Agreement are set forth on Schedules I and III. Such values shall be adjusted immediately prior to Closing to reflect the values as of the Closing Date, which shall be determined in accordance with GAAP and consistent with Seller's past practices and Books and Records. If the value of the Assumed Liabilities as of the Closing Date excluding the Jillson Debt would exceed the value of the Acquired Assets, then the amount of accounts payable included in the Assumed Liabilities shall be reduced to the extent necessary so that the value of the Acquired Assets exceeds by not more than One Dollar the value of the Assumed Liabilities excluding the Jillson Debt. Any accounts payable eliminated from the Assumed Liabilities as a result of this adjustment shall be Retained Liabilities (as defined below). To secure Buyer's obligation to discharge in full all of the Assumed Liabilities in a timely manner and otherwise in accordance with their respective terms, Buyer will grant to Seller a first priority perfected security interest in certain assets of Seller pursuant to a Security Agreement in the form of Exhibit B attached hereto, together with customary UCC-1 financing statements.

     1.4 Retained Liabilities. Except for the Assumed Liabilities, Buyer shall not assume, become liable for or obligated for any of Seller's obligations, liabilities or indebtedness whatsoever, whether known or unknown, direct, contingent or otherwise, including any liability or obligation of Seller to its Affiliates, employees, customers, creditors or brokers, or to any governmental authority, or in respect of the Excluded Assets (all such liabilities and obligations of Seller, other than the Assumed Liabilities, the "Retained Liabilities").

     1.5 Transfer of Title to the Assets. The sale, assignment, conveyance, transfer, and delivery by Seller of the Acquired Assets shall be made at the Closing by appropriate instruments of transfer sufficient to vest in Buyer as of the Closing Date title to the Acquired Assets that are owned, and a valid and assignable leasehold interest in the Acquired Assets that are leased by Seller. Such instruments of transfer shall include without limitation an Assignment and Assumption in the form of Exhibit C hereto (the "Assignment and Assumption"). Risk of loss of the Acquired Assets shall pass from Seller to Buyer at Closing.

     1.6 Assumption of Liabilities. Buyer's assumption of the Assumed Liabilities shall be effected at Closing by Buyer's execution and delivery of the Assignment and Assumption. Buyer will also execute and deliver to Seller at the Closing an Assignment and Assumption of Lease Agreement substantially in the form of Exhibit D hereto (the "Lease Assumption Agreement") with respect to each of the Real Property Leases.


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
                                   ARTICLE II

                             PURCHASE PRICE; CLOSING

     2.1 Purchase Price. In consideration  for the Acquired Assets,  Buyer shall
(i) pay to  Seller  One  Dollar  ($1.00)  in cash and (ii)  assume  the  Assumed
Liabilities, including the Jillson Debt, pursuant to the Assignment and Assumption.

     2.2 Closing Time and Place. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Seller on August 9, 2002, or as soon as practicable thereafter on such date as Seller, Stockholder and Buyer shall agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     2.3 Deliveries at the Closing.

     (a) Items to be Delivered by Seller. At the Closing, Seller will deliver to Buyer the various certificates, instruments and documents referred to in Section
7.1 below, and Seller will execute and deliver to Buyer:

          (i)  the Assignment and Assumption; and

          (ii) the Lease Assumption Agreement for each Real Property Lease.

     (b) Items to be Delivered by Buyer. At the Closing, Buyer will deliver to Seller the various certificates, instruments and documents referred to in
Section 7.2 below, and Buyer will execute and deliver to Seller:

          (i)  the Assignment and Assumption;

          (ii) the Lease Assumption Agreement for each Real Property Lease; and

          (iii) the cash consideration specified in Section 2.1 above.

This Agreement and the agreements and instruments to be executed and delivered at Closing are referred to collectively herein as the "Transaction Agreements" and the transactions contemplated by the Transaction Agreements are referred to as the "Transactions".

         2.4 Employees. Attached hereto as Schedule IV is a list of all employees of Seller that will be employed by Buyer post-closing (the "Retained Employees"). All expenses, including without limitation accrued vacation, unpaid expense reimbursement and accrued salary (collectively, the "Employment Expenses") that will be owed as of the Closing Date with respect to the Retained Employees are listed on Schedule III. Buyer shall be responsible for all Employment Expenses incurred prior to the Closing Date for the Retained Employees, which shall be deemed to be Assumed Liabilities for all purposes of this Agreement. Seller shall update Schedule IV at Closing to provide definitive lists of Retained Employees and Employment Expenses.

         2.5 Proration of Expenses. At the Closing, the parties will make appropriate allocations of and payments for prepaid and accrued expenses related to the operation of the Business.



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

                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF SELLER AND STOCKHOLDER

     Seller and Stockholder hereby represent and warrant to Buyer, as of the date hereof and as of the Closing Date, as follows:

     3.1 Organization. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Florida.

     3.2 Capitalization and Ownership. All of the ownership interests of Seller are held by Stockholder and have been duly authorized, validly issued, are fully paid and nonassessable, and were not issued in violation of the terms of any agreement or other understanding binding upon Seller or any other Person. There are no outstanding securities, options, warrants, rights, agreements, calls, subscription commitments, demands, or understandings of any character whatsoever, fixed or contingent, that directly or indirectly (i) call for the issuance, sale or other disposition of any ownership interests of Seller and there are no securities convertible into or exchangeable for ownership interests of Seller or (ii) obligate Seller to grant, offer or enter into any of the foregoing or (iii) relate to the voting or control of any ownership interests of Seller.

     3.3 Subsidiaries. Seller has no interests, direct or indirect, in any other Person.

     3.4 Authorization and Enforceability. Seller and Stockholder each has all requisite limited liability company power and authority and corporate power and authority, respectively, to execute and deliver this Agreement and all of the other Transaction Agreements to which it is a party and to perform its obligations hereunder and thereunder. Seller's and Stockholder's execution and delivery of, and the performance of their respective obligations under, this Agreement and the Transaction Agreements to which each of them is a party have been duly and validly authorized by all necessary limited liability company action and corporate action, respectively. This Agreement has been duly executed and delivered on behalf of Seller and Stockholder and constitutes the legal, valid, and binding obligations of Seller and Stockholder, enforceable against Seller and Stockholder in accordance with its terms subject to general equitable principles and except as the enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors' rights. When executed and delivered, each of the Transaction Agreements other than this Agreement to which Seller and Stockholder is a party will be duly executed and delivered on behalf of Seller and Stockholder and will constitute the legal, valid, and binding obligation of Seller and Stockholder, enforceable against Seller and Stockholder in accordance with its terms subject to general equitable principles and except as the enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors' rights.

      3.5 No Conflict; No Violation of Laws or Agreements. The execution and delivery of this Agreement does not, the execution and delivery of the Transaction Agreements other than this Agreement will not, and the consummation of the Transactions and the


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

compliance with the terms, conditions, and provisions of the Transaction Agreements by Seller and Stockholder will not:

     (a)  contravene  any  provision  of Seller's  Articles of  Organization  or
operating  agreement,   or  Stockholder's   Charter  or  Bylaws,  or  any  other
organizational document of Seller or Stockholder;

     (b) conflict with, constitute or result in any breach, default or violation of (or an event which might, with or without the passage of time or the giving of notice or both, constitute or result in a breach, default or violation of)
(i) any of the terms, conditions, or provisions of any indenture, mortgage, loan, credit agreement, or any other instrument, contract, agreement or commitment to which Seller or Stockholder is a party, or by which any Seller or Stockholder, or any of the Acquired Assets may be bound or affected, (ii) any judgment or order of any Governmental Authority, or (iii) any law, rule or regulation;

     (c) result in the creation or imposition of any Lien upon any Acquired Assets or give to others any interests or rights therein;

     (d) result in the acceleration of any liability or obligation of Seller or Stockholder (or give others the right to cause such acceleration); or

     (e) result in the termination of or loss of any right (or give others the right to cause such a termination or loss) under any Assumed Contract.

     3.6 No Undisclosed Liabilities. Seller does not have any material liability or obligation of any nature, whether due or to become due, absolute, contingent, or otherwise, whether direct or indirect, other than liabilities incurred in the ordinary course of business (and not in violation of this Agreement) that are fully reflected as liabilities on the appropriate books of account of Seller.

     3.7 Brokerage. Neither Seller, Stockholder nor anyone acting on behalf of Seller or Stockholder has engaged, retained or incurred any liability to any broker, investment banker, finder or agent, made any agreement or taken any other action which might cause anyone to become entitled to a broker's fee or commission or agreed to pay any brokerage fees, commissions, finder's fees or other fees with respect to or as a result of the Transactions.

     3.8 Litigation and Claims. There are no Claims pending or, to the knowledge of Seller or Stockholder, threatened which seek to delay or prevent the consummation of the Transactions or which would be reasonably likely to adversely affect or restrict Seller's or Stockholder's ability to perform their respective obligations under this Agreement.

     3.9 Title to Assets; Liens. Seller has good and marketable title to the Acquired Assets that are owned and a valid and assignable leasehold interest in the Acquired Assets that are leased. The Acquired Assets are free and clear of all mortgages, liens, security interests, pledges, charges and other encumbrances, except for liens for current taxes not yet due and payable or being contested in good faith by appropriate proceedings, and such imperfections of title, easements and encumbrances as do not materially detract from the value of the properties subject thereto or affected thereby or otherwise do not materially interfere with their present or future use in a manner consistent with present practices or materially impair the operation of the Business.


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

     3.10 Trade Payables All of the trade payables have been incurred in the ordinary course of the Business and are current in accordance with their respective terms and conditions.

     3.11 Accounts Receivable. A complete and accurate listing of all accounts receivable of Seller included in the Acquired Assets as of the date hereof accurately reflecting the aging thereof is set forth in Schedule I. All such accounts receivable are valid and enforceable claims, are subject to no set off or counterclaim and are fully collectible in the ordinary course of business.

     3.12 Contracts. Except for contracts, commitments or agreements that (i) are described in Schedule I attached hereto or (ii) relate exclusively to the Excluded Assets and are not to be assigned to or assumed by Buyer, the Seller is not a party to or subject to any contract, commitment or agreement that is material to the operation of the Business. Copies of all contracts, commitments, plans, agreements or licenses described in Schedule I have been provided to Buyer or its counsel prior to the execution of this Agreement and are true, correct and complete, and have not been subject to any amendment, extension or other modification as of the date hereof. Each contract, commitment, plan agreement and license described in Schedule I is binding and enforceable in accordance with its terms and is in full force and effect without any default thereunder by Seller or, to the knowledge of Seller or Stockholder, by any other party thereto (a "default" being defined for purposes hereof as an actual default or any set of facts that would, upon receipt of notice or passage of time, constitute a default).

     3.13 Employee Benefit Plans. All employee benefit plans, as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), currently maintained by Seller or to which Seller has an obligation to contribute (the "Employee Benefit Plans") are described in
Schedule III. No event has occurred nor has there been any omission which would result in violation of any laws, rulings or regulations applicable to any Employee Benefit Plan. There are no claims pending or, to the knowledge of Seller or Stockholder, threatened with respect to any Employee Benefit Plan, other than claims for benefits by employees, beneficiaries or dependents arising in the normal course of the operation of any such plan. All contributions (including all employer contributions and employee salary reduction contributions) that are due have been paid to each such Employee Benefit Plan. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan.

     3.14 Labor Relations; Employees. Seller employs approximately 12 employees and generally enjoys a good employer-employee relationship. Seller is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Upon termination of the employment of Seller's employees, neither the Seller nor the Buyer will by reason of anything done prior to the Closing be liable to any of such employees for so-called "severance pay" or any other payments. The Seller has not implemented any written or oral policy that would contravene or contradict the "employment at will" policy. The Seller is in compliance with all applicable laws and regulations respecting labor, employment, fair employment practices, terms and conditions of employment, and wages and hours.

     3.15 Regulatory Actions or Investigations. Seller is not now a party to, and has not been apprised or notified of, any regulatory investigation or proceeding contemplated, pending or initiated by any federal or state agency or governmental unit.

     3.16 Copies of Documents. Seller has made available for inspection and copying by Buyer and its counsel true and correct copies of all documents referred to in this Section 3 including, without limitation, those referred to in Schedules I and III.


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

                                    ARTICLE 4

                     REPRESENTATION AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller and Stockholder, as of the date hereof and as of the Closing Date, as follows:

     4.1 Organization. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority (a) to do business in the jurisdictions wherein the character of the properties owned or leased or the nature of the activities by it make such qualification necessary, (b) to execute and deliver this Agreement and the other Transaction Agreements, and (c) to perform its obligations hereunder and thereunder.

     4.2 Subsidiaries. Buyer does not have any direct or indirect interest in any other Person.

     4.3 Authorization and Enforceability. The execution and delivery of this Agreement and each of the other Transaction Agreements, and the performance of Buyer's obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of each of Buyer, enforceable against Buyer in accordance with its terms subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors' rights. Each of the Transaction Agreements to which Buyer is a party other than this Agreement when execute and delivered by Buyer will be duly executed and delivered by Buyer and will constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors' rights.

     4.4 No Conflict; No Violation of Laws or Agreements. The execution and delivery of this Agreement does not, the execution and delivery of the Transaction Agreements other than this Agreement will not, and the consummation of the Transactions and the compliance with the terms, conditions and provisions of the Transaction Agreements by Buyer will not: (a) contravene any provision of Buyer's Charter or Bylaws, or (b) conflict with, or constitute, or result in any breach, default, violation of (or an event which might, with or without the passage of time or the giving of notice or both constitute or result in a breach, default or violation of) (i) any of the terms, conditions, or provisions of any indenture, mortgage, loan, credit agreement, or any other instrument, contract, agreement or commitment to which either of them is a party, or by which any of their assets may be bound or affected or (ii) any judgment or order of any Governmental Authority, or (iii) any law, rule, or regulation.

     4.5 Consents. No consent, approval, or authorization of, or registration or filing with, any Person, including any Governmental Authority, is required in connection with Buyer's execution and delivery of this Agreement of the other Transaction Agreements or the consummation of the Transactions by Buyer.

     4.6 No Undisclosed Liabilities. Buyer does not have any material liability or obligation of any nature, whether due or to become due, absolute, contingent, or otherwise, whether direct or indirect.


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

     4.7 Litigation and Claims. There are no Claims pending or, to the knowledge of Buyer, threatened which (i) seek to delay or prevent the consummation of the Transactions, (ii) would be reasonably likely to adversely affect or restrict Buyer's ability to perform its obligations under the Transaction Agreements, or
(iii) would be reasonably likely to have a material adverse effect on Buyer's business, assets, financial condition, results of operations or prospects.

     4.8 Brokers. Neither Buyer nor anyone acting on its behalf has engaged, retained or incurred any liability to any broker, investment banker, finder or agent, made any agreement or taken any other action which might cause anyone to become entitled to a broker's fee or commission or agreed to pay any brokerage fees, commissions, finder's fees or other fees with respect to the purchase of the Acquired Assets or as a result of the Transactions.

     4.9 Truth and Accuracy of Disclosures. No disclosure made by Buyer or its representatives to Seller or Stockholder about Buyer's business, operations, financial condition, results of operations or prospects contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of facts contained therein not misleading or necessary to provide Seller and Stockholder with adequate and complete information as to Buyer's business, operations, financial condition, results of operations or prospects.


                                    ARTICLE 5

                PRE-CLOSING COVENANTS OF SELLER AND STOCKHOLDER

     5.1  Authorization  from  Others.  Prior to the  Closing  Date,  Seller and
Stockholder will obtain all authorizations, consents and permits of others required to permit the consummation by Seller and Stockholder of the Transactions.

     5.2 Breach of Representations and Warranties. Neither Seller nor Stockholders shall not take any action that would result in any of the representations and warranties contained in Article 3 hereof being untrue in any material respect. Promptly upon the occurrence of, or promptly upon Seller or Stockholder becoming aware of the impending or threatened occurrence of, any event that would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to Seller or Stockholder prior to the date hereof, of any of the representations and warranties of the Seller and Stockholder contained in this Agreement, Seller and Stockholder shall give detailed written notice thereof to Buyer and shall use their respective best efforts to prevent or promptly cure the same.

     5.3 Consummation of Agreement. Seller and Stockholder shall use their respective best efforts to perform and fulfill all conditions and obligations on their parts to be performed and fulfilled under this Agreement.

     5.4 Confidentiality. Seller and Stockholder agree that (a) Seller and Stockholder and their respective officers, directors, agents and representatives will hold in strict confidence, and will not use, any data and information obtained in connection with this transaction or Agreement with respect to the business of Buyer, except for the purpose of Seller's and Stockholder's internal evaluation of the Transactions; (b) if such Transactions are not consummated, Seller and Stockholder will return to Buyer all copies of such data and information, including but not limited to worksheets, test reports, manuals, lists, memoranda, and other documents prepared by or made available to Seller and Stockholder in connection with this transaction; and (c) they will treat the existence of this Agreement and the transactions contemplated hereby as strictly confidential and will not disclose them to any Person without the prior written consent of Buyer. Nothing in this Agreement shall be construed to prevent Seller and Stockholder from, or in any way subject Seller and Stockholder to liability for, making such disclosures regarding this Agreement or the negotiation of the transactions contemplated herein as Seller and Stockholder shall reasonably determine are necessary or appropriate under applicable securities rules or for investor relations purposes.

                                    ARTICLE 6

                         PRE-CLOSING COVENANTS OF BUYER

     6.1 Consummation of Agreement. Buyer shall use its best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement. The Buyer will obtain prior to the Closing all necessary authorizations or approvals of its Board of Directors or stockholders, in accordance with the laws of the State of Delaware

     6.2 Confidentiality. Buyer agrees that, unless and until the Closing has been consummated, (a) Buyer and its officers, directors, agents and representatives will hold in strict confidence, and will not use, any data and information obtained in connection with this transaction or Agreement with respect to the business of Seller or Stockholder, except for the purpose of Buyer's internal evaluation of this transaction or the consummation of the Transactions; and (b) if such Transactions are not consummated, Buyer will return to Seller or Stockholder all copies of such data and information, including but not limited to worksheets, test reports, manuals, lists, memoranda, and other documents prepared by or made available to Buyer in connection with this transaction.

     6.3 Authorization from Others. Prior to the Closing Date, the Buyer will obtain all authorizations, consents and permits of others required to permit the consummation by Buyer of the Transactions.

     6.4 Breach of Representations and Warranties. Buyer shall not take any action that would result in any of the representations and warranties contained in Article 4 hereof being untrue in any material respect. Promptly upon the occurrence of, or promptly upon Buyer becoming aware of the impending or threatened occurrence of, any event that would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to Buyer prior to the date hereof, of any of the representations and warranties of Buyer contained in or referred to in this Agreement, Buyer shall give detailed written notice thereof to Seller and Stockholder and shall use its best efforts to prevent or promptly cure the same.


                                    ARTICLE 7

                              CONDITIONS TO CLOSING


     7.1 Conditions Precedent to Obligations of Buyer. The obligations of Buyer to proceed with the Closing under this Agreement are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer in Buyer's sole discretion):

     (a) Representations, Warranties and Covenants. The representations and warranties of Seller and Stockholder set forth in Section 3 that are not qualified as to materiality shall be true and correct in all material respects, and such the representations and warranties that are qualified as to materiality shall be true and correct in all respects, at and as of the Closing Date.

Seller and Stockholder shall have performed and complied with all of their covenants hereunder in all material respects through the Closing.

     (b) Litigation. No order of any Governmental Authority shall be in effect which restrains or prohibits the Transactions shall not be threatened, nor shall there be pending, any action or proceeding (i) challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions, or (ii) which would likely have a Material Adverse Effect.

     (c) Closing Certificate. Seller shall have delivered to Buyer a certificate to the effect that each of the conditions specified above in Subsections 7.1(a),
(b) and (c) is satisfied in all respects;

     (d) Transaction Agreements. Seller and Stockholder shall have entered into, executed, acknowledged and delivered to Buyer the certificates, documents, instruments and agreements described in Section 2.3(a) of this Agreement, and all of the same shall be in full force and effect; and

     (e) Satisfactory Instruments. All instruments and documents required of Seller to effectuate and consummate the Transactions shall be in form and substance reasonably satisfactory to Buyer and its counsel.

     7.2 Conditions Precedent to the Obligations of Seller and Stockholder. The respective obligations of Seller and Stockholder to proceed with the Closing is subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller and Stockholder in their sole discretion):

     (a) Representations, Warranties and Covenants. The representations and warranties of Buyer set forth in Section 4 that are not qualified as to materiality shall be true and correct in all material respects, and such the representations and warranties that are qualified as to materiality shall be true and correct in all respects, at and as of the Closing Date. Buyer shall have performed and complied with all of their covenants hereunder in all material respects through the Closing.

     (b) Litigation. No order of any Governmental Authority shall be in effect which restrains or prohibits the transactions contemplated by this Agreement.
There shall not be threatened, nor shall there be pending, any action or proceeding (i) challenging any of the Transactions or seeking monetary relief by reason of the consummation of such Transactions, or (ii) which would likely have a Material Adverse Effect.

     (c) Closing Certificate. Buyer shall have delivered to the Seller and Stockholder a certificate to the effect that each of the conditions specified Subsections 7.2(a) and (b) is satisfied in all respects;

     (d)  Transaction  Agreements.  Buyer  shall have  entered  into,  executed,
acknowledged   and  delivered  to  Seller  and  Stockholder  the   certificates,
documents, instruments and agreements described in Section 2.3(b) of this Agreement, and all of the same shall be in full force and effect; and

     (e) Satisfactory Instruments. All instruments and documents required of Buyer to effectuate and consummate the transactions contemplated hereby shall be in form and substance reasonably satisfactory to Seller, Stockholder and their counsel.


                                    ARTICLE 8

                                   TERMINATION

     8.1 Termination of Agreement. This Agreement and the Transactions may be terminated at any time on or prior to the Closing Date:

     (a) Mutual Consent. By mutual written consent of Buyer, Seller and Stockholder.

     (b) Termination by Buyer. By Buyer upon notice to Seller and Stockholder if there has been a material misrepresentation, inaccuracy or breach by Seller and Stockholder of any of their representations, warranties or covenants, or if any of the conditions specified in Section 7.1 hereof shall not have been substantially fulfilled by the time required and not have been waived by Buyer, or if the Closing shall not have occurred on or before August 30, 2002; or

     (c) Termination by Seller and Stockholder. By Seller and Stockholder upon notice to Buyer if there has been a material misrepresentation, inaccuracy or breach by Buyer of any of its representations, warranties or covenants, or if any of the conditions specified in Section 7.2 hereof shall not have been substantially fulfilled by the time required and not have been waived by Seller and Stockholder, or if the Closing shall not have occurred on or before August 30, 2002.

     8.2 Effect of Termination. In the event of termination of this Agreement by either Seller or Buyer, as provided above, this Agreement shall terminate as of the date of the written notice or consent described in Section above, and there will be no liability on the part of Seller or Buyer or their respective Affiliates, except for liabilities arising from a breach of this Agreement prior to such termination.


                                    ARTICLE 9

                          CERTAIN ADDITIONAL COVENANTS

     9.1 Costs, Expenses, and Transfer Taxes. Each party hereto will pay its own costs and expenses, including legal and accounting fees, in connection with the negotiation, execution, performance of and compliance with this Agreement.

     9.2 Employee Matters. Immediately prior to the consummation of the Transactions, Seller will terminate all of the Retained Employees, and Buyer shall offer employment to all Retained Employees at the same place of employment and on terms no less favorable than the terms of employment that existed at Seller.

     9.3 Payment of Assumed Liabilities. Buyer will pay all Assumed Liabilities in accordance with their terms or, in the absence of express payment terms, as they become due in the ordinary course of business; provided, however, that if not paid sooner, all Assumed Liabilities other than the Jillson Debt shall be paid within 130 days after Closing.


                                   ARTICLE 10

                                  MISCELLANEOUS

     10.1 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier, or if mailed, when mailed by United States first-class, certified or registered mail, postage prepaid, to the other party at the following addresses or by telecopy, receipt confirmed (or at such other address as shall be given in writing by any party to the other):

                  If to Buyer, to:

                           M.I.N.I.M.E., INC.
                           6001 Powerline Road
                           Fort Lauderdale, Florida  33309

                           Fax:  (954) 351-9947
                           Attention:   Matt Sailor


                  With a copy to:

                           Frazier, Hotte & Associates, PA
                           2400 East Commercial Road - Suite 826
                           Fort Lauderdale, Florida  33308

                           Fax: (954) 928-1865
                           Attention:       John Hotte



                  If to Seller or Stockholder, to:

                           Tiger Telematics, Inc.
                           c/o Tiger Telematics, Ltd.
                           105 Piccadilly
                           London  WIJ 7JN

                           Fax: (011-4420-7491-1965)
                           Attention:   Michael W. Carrender

                  With a copy to:

                           LeClair Ryan, a Professional Organization
                           707 East Main Street - 11th Floor
                           Richmond, Virginia  23219

                           Fax: (804) 783-7615
                           Attention:    J. Benjamin English


     10.2 Successors and Assigns. This Agreement, and all rights and powers granted hereby, will bind and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

     10.3 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require. All references herein to Articles, Sections (other than Sections of the Code or any other statute) and subsections shall be deemed to be references to Articles, Sections and subsections of this Agreement unless the context shall otherwise require.

     10.4 Governing Law. With respect to corporate governance matters concerning a corporation of any jurisdiction, this Agreement shall be governed by and construed in accordance with the laws of such jurisdiction. With respect to all other matters, this Agreement shall be governed by and construed in accordance with the laws of State of Florida, without regard to the conflicts of law provisions thereof.

     10.5 Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

     10.6  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     10.7 Further Assurances. Both before and after Closing hereunder, each party shall cooperate and take such action as may be reasonably requested by another party in order to more fully carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     10.8 Course of Dealing. No course of dealing and no delay on the part of any party hereto in exercising any right, power, or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies. The failure of any of the parties to this Agreement to require the performance of a term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of an subsequent breach hereunder. No single or partial exercise of any rights, powers or remedies conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     10.9 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the parties to the greatest extent possible.

     10.10 Entire Agreement. This Agreement and the Schedules, Exhibits and Certificates hereto, each of which is hereby incorporated herein, set forth all of the promises, covenants, agreements, conditions, and undertakings between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written. This Agreement may not be amended except by an instrument in writing signed by the party sought to be charged with effect of such amendment.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.
                                  M.I.N.I.M.E., INC.


                                  By:____________________________________
                                         Name:
                                         Title:





                                  FLOOR DECOR, L.L.C.


                                  By:____________________________________
                                         Name:      Michael W. Carrender
                                         Title:     Executive Vice President
                                                    and Chief Financial Officer



                                  TIGER TELEMATICS, INC.


                                  By:____________________________________
                                         Name:      Michael W. Carrender
                                         Title:     Executive Vice President
                                                     and Chief Financial Officer

                                    Exhibit A

                                   DEFINITIONS


"Affiliate" means, when used with respect to any Person, (a) if such Person is a corporation, any officer or director thereof and any Person which is, directly or indirectly, beneficial owner (by itself or as part of any group) of more than fifty percent (50%) of any class of any voting security thereof, (b) if such Person is an LLC, any officer or manager thereof and any Person which is, directly or indirectly, beneficial owner (by itself or as part of any group) of more than fifty percent (50%) of any class of any voting interest therein, (c) if such Person is a partnership, any general partner thereof and any Person which is, directly or indirectly, beneficial owner (by itself or as part of any group) of more than fifty percent (50%) of any limited partnership interest thereof, and (d) any other Person which directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such Person. For purposes of this definition: (i) any "beneficial owner" that is a partnership shall be deemed to include any general or limited partner thereof, any "beneficial owner" that is an LLC shall be deemed to include any Person controlling, controlled by or under common control with such beneficial owner, or any officer, manager or member of such beneficial owner or of any LLC occupying any such control relationship, and any "beneficial owner" that is a corporation shall be deemed to include any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship; and (ii) "control" (including the correlative terms "controlling," "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Books and Records" includes the original and all copies of reports, books, manuals, financial statements, or reports, price books, confirmations, telegrams, receipts, inventory books, contracts, printed matters, computer printouts, teletypes, invoices, transcripts, analyses, Returns, minutes, accounts, estimates, projections, comparisons, press releases, reviews, opinions, studies and investigations, graphic representations of any kind (including photographs, charts, graphs, videotape and motion pictures, electronic and mechanical records, tapes, cassettes, discs, and recordings, whether preserved in writing, phone record, film, tape, videotape, or computer record).

"Bylaws" means the bylaws of any corporation organized under the laws of any State of the United States of America and any equivalent document of any corporation or entity organized under the laws of another jurisdiction, as amended or restated through the date hereof or the Closing Date, as the case may be.

"Charter" means the Certificate of Incorporation or Formation, Articles of Incorporation or Organization or other organizational document of a corporation or an LLC organized under the laws of any State of the United States of America and any equivalent document of a corporation, LLC or other similar entity organized under the laws of another jurisdiction, as amended or restated through the date hereof or the Closing Date, as the case may be.

"Code" means the Internal Revenue Code of 1986 and valid interpretations thereof, as reflected in Treasury regulations, published IRS rulings and court decisions.

"GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied.

"Governmental Authority" means all agencies, instrumentalities, departments, commissions, courts, tribunals, or boards of any government, whether foreign, federal, state, or local.

"Lien" means, with respect to any asset or right, any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, restriction, adverse claim or right whatsoever, title defect or encumbrance of any kind

(including any conditional sale or other title retention agreement, any lease in the nature thereof, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against assignor), any filing of any financing statement as debtor under the Uniform Commercial Code or comparable law of any jurisdiction and any agreement to give or make any of the foregoing except with respect to securities, restrictions on transferability imposed by federal and state securities laws.

"Material Adverse Effect" means an occurrence or event which has or is reasonably likely to have a material adverse impact or effect on the Business, operations, financial condition or prospects of the applicable companies, taken as a whole.

"Person" means any natural person, corporation, business trust, trust, estate, partnership, limited partnership, LLC, limited liability partnership, association, joint venture, or other entity.

"Taxes" or "Tax" means all taxes, however, denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including federal income taxes and state income taxes), real property gains taxes, payroll and employee withholding taxes, unemployment insurance taxes, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which any person or entity is required to pay, withhold or collect.


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is made as of the 9th day of August 2002, by and among M.I.N.I.M.E., INC., a Florida corporation ("Obligor"), FLOOR DECOR, LLC, a Delaware limited liability company ("Seller"), TIGER TELEMATICS, INC., a Delaware corporation formerly know as Floor Decor, Inc. ("Stockholder"). Seller and Stockholder are referred to collectively herein as the "Secured Party".


                                    RECITALS:

         WHEREAS, pursuant to an Asset Purchase Agreement among the parties dated as of August 9, 2002 (the "Purchase Agreement") and an Assignment and Assumption among the parties dated as of August 9, 2002, the Obligor has agreed to assume and discharge in accordance with the terms of the Purchase Agreement and the Assignment and Assumption certain liabilities referred to in the Purchase Agreement and the Assignment and Assumption as the "Assumed Liabilities." Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Purchase Agreement; and

         WHEREAS, in connection with Obligor's agreement to discharge the Assumed Liabilities in accordance with the Purchase Agreement and the Assignment and Assumption, Secured Party desires to obtain from Obligor and Obligor desires to grant to Secured Party a security interest in certain collateral more particularly described below.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. Obligor hereby grants to Secured Party a first priority, perfected security interest in the following described property that is included within the Acquired Assets as such term is defined in the Purchase Agreement and as such assets are enumerated on Schedule I attached hereto and incorporated herein (collectively, the "Collateral"):


                   (a) all inventory, including goods held for sale or lease or to be furnished under a contract of service and all of the raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above, and Obligor's Books relating to any of the foregoing (collectively, "Inventory");

                  (b) all machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods or farm products), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located (collectively, "Equipment"); and
                   (c) all substitutions, replacements, additions, accessions, proceeds, products to or of any of the foregoing, including, but not limited to, proceeds of insurance covering any of the foregoing, or any portion thereof, and any and all proceeds, money, deposits, accounts, or other tangible or intangible property resulting from the sale or other disposition of any of the foregoing, or any portion thereof or interest therein and the proceeds thereof.

         2. Secured Obligations. The security interest granted hereby shall secure the prompt payment of the Assumed Liabilities in accordance with the Purchase Agreement and the Assignment and Assumption and the prompt performance of each of the covenants and duties of Obligor under the Purchase Agreement and the Assignment and Assumption (the "Obligations").

     3. Representations and Warranties of Obligor. Obligor represents, warrants and agrees as follows:

                  (a) After giving effect to the Closing, Obligor will be the owner of the Collateral free and clear of any liens and security interests. Obligor will defend the Collateral against the claims and demands of all persons other than the Secured Party.

                  (b) The address set forth on the signature page hereof is Obligor's principal place(s) of business and the location of all tangible Collateral and the place where the records concerning all intangible Collateral are kept and/or maintained.

                  (c) Obligor will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Secured Party is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

     4. Agreements With Respect to the Collateral. Obligor covenants and agrees with Secured Party as follows:

                  (a) Obligor will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Secured Party.

                  (b) Obligor shall notify Secured Party in writing of any change in the location of Obligor's principal place of business (or residence) or the location of any tangible Collateral or the place(s) where the records concerning all intangible Collateral are kept or maintained.

                  (c) Obligor will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Obligor fails to pay such sums, Secured Party may do so for Obligor's account and add the amount thereof to the Obligations.

                  (d) Until the occurrence of an Event of Default, Obligor shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

                  (e) Obligor will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. Notwithstanding the foregoing, so long as an Event of Default has not occurred, Obligor shall have the right to process and sell Obligor's inventory in the ordinary course of business of the Business. Secured Party's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Secured Party and subject to the security interest granted hereby. If at any time any of Obligor's inventory is represented by any document of title, such document of title will be delivered promptly to Secured Party and subject to the security interest granted hereby.

                  (f) Obligor will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

                  (g) Obligor will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to Secured Party, with provisions satisfactory to Secured Party for payment of all losses thereunder to Secured Party as its interests may appear. If required by Secured Party, Obligor shall deposit the policies with Secured Party. Any money received by Secured Party under said policies may be applied to the payment of the Obligations, whether or not due and payable, or at Secured Party's option may be delivered by Secured Party to Obligor for the purpose of repairing or restoring the Collateral. Obligor assigns to Secured Party all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Secured Party, and appoints Secured Party Obligor's attorney-in-fact to endorse any draft or check made payable to Obligor in order to collect the benefits of such insurance. If Obligor fails to keep the Collateral insured as required by Secured Party, Secured Party shall have the right to obtain such insurance at Obligor's expense and add the cost thereof to the Obligations.

                  (h) Obligor will not permit any liens or security interests other than those created by this Agreement to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Secured Party.

         5. Remedies Upon Default. For all purposes of this Agreement, any failure of Obligor to (i) satisfy and discharge each of the Assumed Liabilities in accordance with the Purchase Agreement and the Assignment and Assumption, and
(ii) promptly perform each of the other covenants and duties of Obligor under the Purchase Agreement and the Assignment and Assumption, shall constitute an Event of Default. Upon the occurrence of an Event of Default, Secured Party may pursue any or all of the following remedies, without any notice to Obligor except as required below:

                   (a) Secured Party may give written notice of default to Obligor, following which Obligor shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Secured Party's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Secured Party may obtain a temporary restraining order or other equitable relief to enforce Obligor's obligation to refrain from so impairing Secured Party's Collateral.

                  (b) Secured Party may take possession of any or all of the Collateral. Obligor hereby consents to Secured Party's entry into any of Obligor's premises to repossess Collateral, and specifically consents to Secured Party's forcible entry thereto as long as Secured Party causes no significant damage to the premises in the process of entry (frilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Secured Party accomplishes such entry without a breach of the peace.

                  (c) Secured Party may dispose of the Collateral at private or public sale in accordance with the Uniform Commercial Code. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Secured Party may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Secured Party may elect, in its sole discretion. Secured Party may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

                  (d) Secured Party may recover any or all proceeds of accounts from any bank or other custodian who may have possession thereof. Obligor hereby authorizes and directs all custodians of Obligor's assets to comply with any demand for payment made by Secured Party pursuant to this Agreement, without the need of confirmation from Obligor and without making any inquiry as to the existence of an Event of Default or any other matter. Secured Party may engage a collection agent to collect accounts for a reasonable percentage commission or for any other reasonable compensation arrangement.

                  (e) Secured Party may notify any or all account debtors that subsequent payments must be made directly to Secured Party or its designated agent. Such notice may be made over Secured Party's signature or over Obligor's name with no signature or both, in Secured Party's discretion to the extent consistent with the Uniform Commercial Code. Obligor hereby authorizes and directs all existing or future account debtors to comply with any such notice given by Secured Party, without the need of confirmation from Obligor and without making any inquiry as to the existence of an Event of Default or as to any other matter.

                   (f) Secured Party may, but shall not be obligated to, take such measures as Secured Party may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, Secured Party may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by Secured Party in the course of collecting the accounts may be taken by Secured Party in its own name or in Obligor's name. Secured Party may reasonably compromise any disputed claims and may otherwise enter into reasonable settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Obligor. Secured Party shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

                  (g) Secured Party may, with respect to any account involving uncompleted performance by Obligor, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Obligor's part, take such action as Secured Party may deem appropriate including, but not limited, to performing or causing the performance of any obligation of Obligor thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. Secured Party's action with respect to any such accounts or general intangibles shall not render Secured Party liable for further performance thereunder unless Secured Party so agrees in writing.

                  (h) Secured Party may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Secured Party may have in its possession and that belong to Obligor or to any other person or entity liable for the payment of any or all of the Obligations.

                  (i) Secured Party may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Secured Party at law or equity.

         6. Audits and Examinations. Secured Party shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Obligor, or the Collateral, all of which will be made available upon request, provided, however, that no such examination or audit shall unreasonably interfere with the operation of Obligor's business. Such accountants or other representatives of Secured Party will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Secured Party deems necessary or proper. Any reasonable expenses incurred by Secured Party in making such examination, inspection, verification or audit shall be paid by Obligor promptly on demand and shall constitute part of the Obligations. Notwithstanding anything in this paragraph to the contrary, except upon the occurrence of an Event of Default, Obligor shall not be required to pay the expenses associated with any such examination more than once in any calendar year.

         7. Termination Statement. Upon receipt of proper written demand following the satisfaction and performance in full of the Obligations, Secured Party shall forthwith send a termination statement with respect to any financing statement filed to perfect

Secured Party's security interests in any of the Collateral to Obligor or cause such termination statement to be filed with the appropriate filing officer(s).

         8. Power of Attorney. Obligor hereby constitutes Secured Party or its designee, as Obligor's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Obligor's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or Secured Party's possession; to sign the name of Obligor on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Obligor to such address as Secured Party may designate; to execute any of the documents referred to in Section 3(c) hereof in order to perfect and/or maintain the security interests and liens granted herein by Obligor to Secured Party; to do all other acts and things necessary to carry out the purposes of and remedies provided under this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until all of the Obligations are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

     9. Binding Effect. This Agreement shall inure to the benefit of Secured Party's successors and assigns and shall bind Obligor's heirs, representatives, successors and assigns.

     10. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     11. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Florida applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

     12. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of Obligor in connection herewith shall survive the execution and delivery of this Agreement.

     13. Counterparts. This Agreement may be executed by facsimile, in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     14. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Obligor, Secured Party and their respective agents have participated in the preparation hereof.

         15. Consent to Jurisdiction; Exclusive Venue. Obligor hereby irrevocably consents to the jurisdiction of the United States District Court for the ________ District of Florida and of all Florida state courts sitting in Broward County, Florida, for the purpose of any litigation to which Secured Party may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Broward County, Florida, unless Secured Party agrees to the contrary in writing.

         16. Waiver of Trial by Jury. SECURED PARTY AND OBLIGOR HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Obligor and Secured Party have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                         OBLIGOR:

                                         M.I.N.I.M.E., INC.


                                         By:
                                                  ------------------------------
                                         Name:              Matt Sailor
                                Title:   President

                                         Address: 6001 Powerline Road
                                                  Fort Lauderdale, Florida 33309


                                         SECURED PARTY:

                                         FLOOR DECOR, LLC



                                         By:     _______________________________
                                         Name:             Michael W. Carrender
                                         Title: Executive Vice President
                                                and Chief Financial Officer





                                         TIGER TELEMATICS, INC.



                                         By:     _______________________________
                                         Name:              Michael W. Carrender
                                         Title: Executive Vice President
                                                and Chief Financial Officer


                     [Signature Page to Security Agreement]

                            ASSIGNMENT AND ASSUMPTION


     THIS ASSIGNMENT AND ASSUMPTION, made as of August 9, 2002, is entered into by and among FLOOR DECOR, LLC, a Delaware limited liability company ("Seller"), TIGER TELEMATICS, INC., a Delaware corporation formerly know as Floor Decor, Inc. ("Stockholder") and M.I.N.I.M.E., INC., a Florida corporation ("Buyer").
RECITALS:

     Buyer, Stockholder and Seller have entered into an Asset Purchase Agreement dated August __, 2002 (the "Purchase Agreement") pursuant to which Buyer has agreed to purchase substantially all of the assets of Seller and to assume certain liabilities of Seller and Stockholder. Unless otherwise defined or the context otherwise requires, capitalized terms used herein shall have the respective meanings given to them in the Purchase Agreement. Pursuant to the terms and conditions of the Purchase Agreement, Seller and Stockholder now desire to make a formal assignment to Buyer of the Acquired Assets and Buyer now desires to make a formal assumption from Seller and Stockholder of the Assumed Liabilities, as contemplated by the Purchase Agreement.

     NOW, THEREFORE, for and in consideration of the transfer of the Acquired Assets, the assumption of the Assumed Liabilities, the payment of the Purchase Price designated in Section 2.1 of the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

     Assignment and Conveyance of Assets. Seller and Stockholder hereby sell, transfer and convey to Buyer all of Seller's and Stockholder's right, title and interest in and good and marketable title, free and clear of all liabilities (other than Assumed Liabilities and liabilities consisting of obligations to perform the Assumed Contracts from and after the date hereof), security interests, liens (including tax liens), mortgages, encumbrances, claims and rights of others of any kind whatsoever, other than the security interest and associated liens provided for in the Security Agreement of even date herewith entered into by and among the Seller, the Stockholder and the Buyer, to the Acquired Assets of Seller listed on Schedule I hereto, including without limitation the Assumed Contracts. Seller and Stockholder each agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, any and all instruments, papers, acts or things, supplemental, confirmatory or otherwise, as reasonably may be required by Buyer for the purposes of perfecting and completing the sale, transfer and conveyance to Buyer of the Acquired Assets.

     Assumption of Liabilities. Buyer hereby assumes and agrees to discharge and perform all of the Assumed Liabilities set forth on Schedule III attached hereto, including without limitation obligations to perform the Assumed Contracts from and after the date hereof. Buyer shall discharge and perform each of the Assumed Liabilities as it becomes due in accordance with its terms, or as otherwise set forth in Schedule III. Buyer shall defend, indemnify and hold Seller and Stockholder and their respective subsidiaries and affiliates and the persons serving as officers, directors, partners, employees or agents thereof (hereinafter collectively referred to as "Seller Indemnified Parties" or individually as a "Seller Indemnified Party") harmless from and against any damages, liabilities, losses, fines, penalties, clean-up costs, study costs and expenses (including, without limitation, reasonable counsel fees and expenses as the same are incurred) (collectively, "Losses") of any kind or nature whatsoever that may be sustained or suffered by any of them arising out of or based upon or in connection with any of the following: (i) a breach of Buyer's obligation to satisfy and discharge in full each of the Assumed Liabilities in accordance with the terms of this Assignment and Assumption and the Purchase Agreement; and (ii) any claims of third parties arising out of or relating to the ownership or operation of the Acquired Assets or the Business by the Buyer subsequent to the Closing Date, whether accrued, absolute, contingent or otherwise. Buyer does not agree to pay or otherwise perform, and Buyer shall not assume or have any responsibility, obligation or liability for or with respect to, the Retained Liabilities.

     This Assignment and Assumption shall be construed and enforced under the laws of the State of Florida applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Seller, Stockholder and Buyer each has caused this Assignment and Assumption to be executed and delivered in a manner sufficient to bind it, as of the day and year first above written.




                        FLOOR DECOR, LLC



                        By:______________________________
                           Name:    Michael W. Carrender
                           Title:   Executive Vice President
                                    and Chief Financial Officer




                        TIGER TELEMATICS, INC.



                        By:______________________________
                           Name:      Michael W. Carrender
                           Title:     Executive Vice President
                                      and Chief Financial Officer




                        M.I.N.I.M.E., INC.


                        By:______________________________
                             Name:      Matt Sailor
                             Title:     President





                  [Signature Page to Assignment and Assumption]


                       ASSIGNMENT AND ASSUMPTION OF LEASE


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment"), made as of August 9, 2002, by and among TIGER TELEMATICS, INC., a Delaware corporation
("Assignor"), and M.I.N.I.M.E., INC., a Florida corporation ("Assignee"), provides as follows.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         Pursuant to an Asset Purchase Agreement dated as of August 9, 2002 (the "Purchase Agreement"), Assignee acquired from Assignor certain assets used by such company in the conduct of its business. Pursuant to a Lease Agreement dated as of December (the "Lease"), Assignor leased from Lessor certain premises designated as 7100 S. Military Trac 1, Lake Worth, Florida 33463. Assignor desires to assign all of its right, title, and interest in, to and under the Lease to Assignee, and Assignee desires to accept such assignment and assume certain obligations with respect thereto, all as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the payment of the purchase price provided for in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which each party hereby acknowledges, the parties agree as follows.

     1. Assignment and Assumption. Assignor hereby sells, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Lease. In consideration of the foregoing assignment, Assignee hereby assumes and agrees to observe, keep, carry out and perform all of Assignor's obligations under the Lease that may arise after the date of this Agreement.

     2. Conveyance. Assignor agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, any and all instruments, papers, acts or things, supplemental, confirmatory or otherwise, as reasonably may be required by Assignee or Lessor for the purpose of perfecting and completing the assignment of the Lease to Assignee.

     3. Assignor Indemnification. Assignor undertakes and agrees to hold Assignee, its successors and assigns, its or their partners, shareholders, directors, and officers, harmless from, against, and in respect of any and all damages, losses, costs, liabilities, claims, obligations, penalties, judgments, fines, assessments, and expenses, including without limitation reasonable attorneys' fees, actually incurred or suffered by Assignee arising out of, in connection with, or with respect to any and all proceedings, whether civil or criminal, actions, causes of action, suits, claims, demands, or settlements involving any breach, misrepresentation or other violation in any material respect of any of Assignor's covenants or agreements contained in this Assignment or any claims of third parties arising out of the Lease with respect to occurrences arising on or prior to the date hereof.

     4. Assignee Indemnification. Assignee undertakes and agrees to hold Assignor, its successors and assigns, partners, shareholders, directors, and officers, harmless from, against, and in respect of any and all damages, losses, costs, liabilities, claims, obligations, penalties, judgments, fines, assessments, and expenses, including without limitation reasonable attorneys' fees, actually incurred or suffered by Assignor arising out of, in connection with, or with respect to any and all proceedings, whether civil or criminal, actions, causes of action, suits, claims, demands, or settlements involving any breach, misrepresentation or other violation in any material respect of any of Assignee's covenants or agreements contained in this Assignment or any claims of third parties arising out of the Lease with respect to occurrences arising after the date hereof.

     5. Miscellaneous. This Assignment shall be governed by, and shall be construed in accordance with, the laws of Florida and shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto. This Assignment may be executed in any number of counterparts and each will be considered an original, and together they will constitute one agreement.


         IN WITNESS WHEREOF, each party has caused this Assignment to be executed and delivered in a manner sufficient to bind it, as of the day and year first above written.


TIGER TELEMATICS, INC.                               M.I.N.I.M.E., INC.



           By: _________________________      By: _________________________
           Title: Executive Vice President        Title: President
                 And Chief Financial Officer
           Date: August 9, 2002                   Date: August 9, 2002



                       ASSIGNMENT AND ASSUMPTION OF LEASE


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment"), made as of August 9, 2002, by and among FLOOR DECOR, LLC, a Florida limited liability company ("Assignor"), and M.I.N.I.M.E., INC., a Florida corporation ("Assignee"), provides as follows.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         Pursuant to an Asset Purchase Agreement dated as of August 9, 2002 (the "Purchase Agreement"), Assignee acquired from Assignor certain assets used by such company in the conduct of its business. Pursuant to a Lease Agreement dated as of

December (the "Lease"), Assignor leased from Lessor certain premises designated as 6001 Powerline Road, Fort Lauderdale, Florida 33309. Assignor desires to assign all of its right, title, and interest in, to and under the Lease to Assignee, and Assignee desires to accept such assignment and assume certain obligations with respect thereto, all as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the payment of the purchase price provided for in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which each party hereby acknowledges, the parties agree as follows.

     4. Assignment and Assumption. Assignor hereby sells, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Lease. In consideration of the foregoing assignment, Assignee hereby assumes and agrees to observe, keep, carry out and perform all of Assignor's obligations under the Lease that may arise after the date of this Agreement.

     5. Conveyance. Assignor agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, any and all instruments, papers, acts or things, supplemental, confirmatory or otherwise, as reasonably may be required by Assignee or Lessor for the purpose of perfecting and completing the assignment of the Lease to Assignee.

     6. Assignor Indemnification. Assignor undertakes and agrees to hold Assignee, its successors and assigns, its or their partners, shareholders, directors, and officers, harmless from, against, and in respect of any and all damages, losses, costs, liabilities, claims, obligations, penalties, judgments, fines, assessments, and expenses, including without limitation reasonable attorneys' fees, actually incurred or suffered by Assignee arising out of, in connection with, or with respect to any and all proceedings, whether civil or criminal, actions, causes of action, suits, claims, demands, or settlements involving any breach, misrepresentation or other violation in any material respect of any of Assignor's covenants or agreements contained in this Assignment or any claims of third parties arising out of the Lease with respect to occurrences arising on or prior to the date hereof.

         4. Assignee Indemnification. Assignee undertakes and agrees to hold Assignor, its successors and assigns, partners, shareholders, directors, and officers, harmless from, against, and in respect of any and all damages, losses, costs, liabilities, claims, obligations, penalties, judgments, fines, assessments, and expenses, including without limitation reasonable attorneys' fees, actually incurred or suffered by Assignor arising out of, in connection with, or with respect to any and all proceedings, whether civil or criminal, actions, causes of action, suits, claims, demands, or settlements involving any breach, misrepresentation or other violation in any material respect of any of Assignee's covenants or agreements contained in this Assignment or any claims of


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third parties arising out of the Lease with respect to occurrences arising after the date hereof.

         5. Miscellaneous. This Assignment shall be governed by, and shall be construed in accordance with, the laws of Florida and shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto. This Assignment may be executed in any number of counterparts and each will be considered an original, and together they will constitute one agreement.


         IN WITNESS WHEREOF, each party has caused this Assignment to be executed and delivered in a manner sufficient to bind it, as of the day and year first above written.


FLOOR DECOR, LLC                            M.I.N.I.M.E., INC.


           By: _________________________      By: _________________________
              Title: Executive Vice President     Title: President
                     And Chief Financial Officer
              Date: August 9, 2002               Date: August 9, 2002





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